8% SUBORDINATED DEBENTURE DUE 2001

THIS SUBORDINATED DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE NEGOTIATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND EXCEPT IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

                   8% SUBORDINATED DEBENTURE DUE APRIL 1, 2001

$[       ]                                                      October 21, 1997
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, Q.E.P. Co., Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to [NAME OF HOLDER] or to its order or to such persons as it may designate from time to time (hereinafter
referred to as the "HOLDER") the principal sum of [                          ]

                                   ARTICLE ONE
                              DEFINITIONS AND TERMS

Section 1.1       DEFINITIONS.

         For purposes of this Debenture, the following terms shall have the following meanings:

         "COLLATERAL" means that term as defined in the Loan Agreement.

         "CONSOLIDATED EBITDA" means, earnings (or losses) from operations for any period, after all expenses and other proper charges but before payment or provision for any depreciation, amortization or income taxes and increased by interest expense (including non-cash interest expense) and pension expense and option- or warrant-related expenses.

         "EFFECTIVE DATE" means October 21, 1997.

         "EVENT OF DEFAULT" has the meaning set forth in Section 3.1 below.

         "LENDER" means Fleet National Bank and its permitted successors and assigns.

         "LOAN AGREEMENT" means the Amended and Restated Loan Agreement dated as of October 20, 1997 by and between the Company, certain of its affiliates and the Lender.

         "LOAN DOCUMENTS" means that term as defined in the Loan Agreement.

         "REDEMPTION DATE" has the meaning set forth in Section 1.5 below.

         "REDEMPTION PRICE" has the meaning set forth in Section 1.5 below.

         "SENIOR INDEBTEDNESS" means with respect to the Company and its subsidiaries, the principal of and premium, if any (including, without limitation, interest accruing or that would have accrued but for the filing of a bankruptcy, reorganization or other insolvency proceeding whether or not such interest constitutes an allowed claim in such proceeding) on, and any and all other fees, expense reimbursement obligations, indemnities and other amounts, due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with: (i) all indebtedness for borrowed money owed to Lender, including, without limitation all indebtedness under revolving lines of credit and term loans, and all obligations to reimburse Lender in respect of amounts paid under letters of credit, acceptance or other similar instruments; and (ii) all deferrals, renewals, increases up to a maximum of $23,500,000 in aggregate outstanding principal amount, extensions and refunding of, and amendments, modifications and supplements to any of the Senior Indebtedness described above.

         "SUBORDINATED CLAIMS" means all monetary claims of the holder against the Company created or evidenced by this Debenture or any concurrent or subsequent agreements of any type or form whatsoever relating thereto.

         "TOTAL FUNDED INDEBTEDNESS" means with respect to the Company and its subsidiaries, without duplication and excluding intercorporate obligations solely among the Company and its subsidiaries: (i) all indebtedness for borrowed money (including without limitation this Debenture and all other Debentures issued on the date of this Debenture) owed to any bank or financial institution, whether or not secured, which by its terms matures more than one year from the date of any calculation thereof, including current maturities of such indebtedness including, without limitation all indebtedness under revolving lines of credit and term loans; and (ii) capital lease obligations; provided, however, that "Total Funded Indebtedness" shall not include any obligations of the Company with respect to: (x) current trade payables incurred in the ordinary course of business; (y) undrawn commercial letters of credit; and (z) direct or indirect guaranties in respect of the obligations of others.

Section 1.2       MATURITY.

         The principal amount of this Debenture shall be due and payable, subject to earlier required prepayment as set forth in one installment on April 1, 2001.

Section 1.3       INTEREST.

         The unpaid principal amount of this Debenture shall bear interest from the Effective Date until paid at a rate of eight percent (8%) per annum. Interest on the unpaid principal amount of this Debenture shall be computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed, and shall be payable semi-annually in arrears on April 30 and October 31 of each year, commencing on April 30, 1998, and upon any other payment of any principal amount of this Debenture.

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Section 1.4       NO PREPAYMENT.

         Except as provided in Sections 1.5 and 1.6 below, the Company shall not have the right to prepay all or any portion of the principal amount of this Debenture prior to scheduled maturity. This Debenture is transferable only on the books of the Company by the registered Holder hereof or its duly authorized agent or attorney.

Section 1.5       OPTIONAL REDEMPTION.

         The Company may at any time, and from time to time, redeem the then outstanding principal amount of this Debenture, in whole or in part, at the "Redemption Price" (as hereinafter defined) by giving written notice of redemption to the Holder not less 15 days prior to the date of redemption (the "REDEMPTION DATE"); provided, however, that the Company shall have the right to redeem this Debenture on a Redemption Date prior to October 20, 2000, only with the proceeds of the sale by the Company of equity securities. The notice of redemption shall specify: (i) the principal amount of this Debenture to be redeemed; (ii) the Redemption Date; (iii) the accrued and unpaid interest applicable to this Debenture as of the Redemption Date; and (iv) the applicable Redemption Price. Notice of redemption having been so given, the aggregate amount of the Redemption Price, together with all accrued and unpaid interest, if any, to the Redemption Date shall become due and payable on the Redemption Date. For purposes of this Debenture, the Redemption Price shall mean an amount equal to the indicated percentage of the principal amount of this Debenture to be redeemed for the applicable period set forth below:

         REDEMPTION DATE                                            PERCENTAGE
         ---------------                                            ----------

         October 20, 1997 through October 19, 1998                     104%
         October 20, 1998 through October 19, 1999                     103%
         October 20, 1999 through October 19, 2000                     102%
         October 20, 2000 through April 1, 2001                        100%

                                   ARTICLE TWO
                                  SUBORDINATION

Section 2.1       SUBORDINATION OF PAYMENT.

         (a) The payment of the principal of, and interest and premium on, this Debenture is subordinated, to the extent and in the manner provided in this Debenture, to the prior indefeasible payment in full in cash of all Senior Indebtedness. Upon the maturity of the principal of any Senior Indebtedness by lapse of time, acceleration or otherwise, all Senior Indebtedness shall first be paid in full in cash, in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal, premium or interest on this Debenture.

         (b) Upon the occurrence of an event of default with respect to any Senior Indebtedness (as such event of default is defined in the instrument under which such Senior Indebtedness is out standing), or if an event of default with respect to any Senior Indebtedness would result upon any payment with respect to this Debenture, and, if the default is other than a default in payment of any principal or interest due on such Senior Indebtedness, upon written notice thereof given to the Company by the holder of such Senior Indebtedness, (i) in the case of an event of default consisting of a payment default unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, or

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

premium or interest on, this Debenture; and (ii) in the case of any other event of default no payment shall made by the Company with respect to the principal of, or premium or interest on, this Debenture, unless and until the earlier of
(1) the date on which such event of default shall have been cured or waived, or
(2) the date which is one hundred eighty (180) days after such written notice had been given to the Company by such holder, provided that (a) such holder may not give more than one (1) consecutive notice to the Company under this subsection 2.1(b)(ii) as a result of the same event of default, even if such event of default is continuing following the expiration of such 180-day period and (b) such payment shall not be blocked by such holder for more than one hundred eighty (180) days during any consecutive three hundred sixty (360) day period.

         (c) If, notwithstanding the provisions of this Section 2.1, the Company shall make any payment to the Holder on account of the principal of, or premium or interest on, this Debenture after the occurrence of an event of default under the Senior Indebtedness, or after receipt by the Company of written notice as provided in this Section 2.1 of an event of default with respect to any Senior Indebtedness, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, such payment shall be received and held in trust for and shall be immediately paid over and delivered to the holder of the Senior Indebtedness, or to the trustee under any indenture under which Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

Section 2.2       DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY.

         Upon any distribution of assets of the Company in connection with any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership proceedings, or upon an assignment for the benefit of creditors or otherwise):

         (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all such Senior Indebtedness before the Holder is entitled to receive any payment of principal of, or premium or interest on, this Debenture;

         (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled but for the provisions of this Section 2.2, shall be paid by the liquidating trustee, agent or other person making such payment or distribution directly to the holder of Senior Indebtedness to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holder of such Senior Indebtedness; and

         (c) if, notwithstanding the foregoing provisions of this Section 2.2, the Holder shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, on account of principal of, or premium or interest on, this Debenture before all Senior Indebtedness is indefeasibly paid in full in cash, such payment or distribution shall be received and held in trust for and shall be immediately paid over and delivered to the holders of the Senior Indebtedness, or to the trustee under any indenture under which Senior Indebtedness may have been issued, for application in the case of cash, to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been indefeasibly paid in full in cash and in the case of property or securities as additional collateral for such Senior Indebtedness in each case, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness. The Holder shall not commingle any such amounts or assets with any of the Holder's property.

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



         (d) The Company shall give prompt written notice to the Holder of any dissolution, winding up, liquidation or reorganization of the Company.

Section 2.3 ENFORCEMENT; LIMITATION ON REMEDIES. Except for default notices given to the Company, Holder will not assert, collect, make demand under, accelerate or enforce this Debenture or take any action to realize upon any of the Subordinated Claims or enforce this Debenture, whether by legal process, exercise of rights of set-off, exercise of any rights or remedies (including without limitation, prejudgment remedies) or otherwise until the full and final and indefeasible payment in cash of the Senior Indebtedness, except (or until the earlier of):

         (i) to the extent (but only to such extent) that the commencement of a legal action or arbitration may be required to toll the running of any applicable statute of limitation;

         (ii) following the commencement of Insolvency Proceedings (in which case Section 6 hereof shall control);

         (iii)    following the acceleration by Lender of the Senior
                  Indebtedness; or

         (iv) until one hundred eighty (180) days after the Holder has notified Lender in writing that the Company is in default under this Debenture.

         Upon giving any notice to the Company declaring this Debenture due and payable prior to the stated maturity thereof, the Holder thereof shall contemporaneously furnish a copy of such notice to Lender. If at the time the Holder initiates any enforcement action, Lender has also initiated action against the Company, or Lender thereafter initiates such action to foreclose and realize upon the Collateral for the Senior Indebtedness, the Holder agrees to permit Lender to control the process of liquidating such Collateral in accordance with the terms and conditions contained in the Loan Documents and as more specifically provided in Section 7 hereof. Any payments received by the Holder as a result of the actions permitted by this Section shall be subject to the remaining terms and conditions of this Debenture.

Section 2.4. DEFENSE TO ENFORCEMENT. If the Holder, in violation of this Debenture, shall commence, prosecute or participate in any suit, action or proceeding against the Company, then the Company may interpose as a defense or plea the making of this Debenture, and Lender may intervene and interpose such defense or plea in its name or in the name of the Company. If Holder, in violation of this Debenture, shall attempt to collect any of the Subordinated Claims or to enforce this Debenture, then Lender or (as the case may be) the Company may, by virtue of this Debenture, restrain the enforcement thereof in the name of Lender or in the name of the Company. If Holder, in violation of this Debenture, obtains any cash or other assets of the Company as a result of any administrative, legal or equitable actions, or otherwise, Holder agrees forthwith to pay, deliver and assign to Lender any such cash or other assets for application, in the case of cash, upon the amount of the Senior Indebtedness and, in the case of non-cash assets, as additional collateral for the Senior Indebtedness.

Section 2.5 BANKRUPTCY, ETC. At any meeting of creditors of the Company or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Company or its business, a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against the Company for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise (any or all of the foregoing being referred to herein as an "Insolvency Proceeding"). Lender shall be entitled following the commencement of an Insolvency Proceeding to receive payment in full in cash of all Senior Indebtedness before the holders of Subordinated Claims are entitled in any such proceedings to receive any payment on account of the Subordinated Claims, and to that end in any such proceedings any payment or distribution of any kind or character, whether in cash or in other property, to which the holders of Subordinated Claims would be entitled but for the provisions hereof shall be delivered to Lender to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for Lender in respect thereof.

         In the event that any holder of Subordinated Claims shall fail to file claims, proofs of claim and other instruments of similar character necessary to enforce the obligations of the Company, in respect of the Subordinated Claims, Lender shall be entitled to file the same in the name of the Company and to vote such claims, and to receive and apply to the Senior Indebtedness every payment or distribution to which such holders of Subordinated Claims are entitled in respect thereof and give acquittance therefor. If requested by Lender, Lender may sue or otherwise seek equitable relief in order to enable it to take such action on behalf of such holder of Subordinated Claims. In no event shall Holder take any action or vote in favor of any plan of reorganization (or confirmation thereof) which is adverse to the interests of Lender or is otherwise in contravention of this Debenture. Lender is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect any assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued, on account of any Subordinated Claims and apply the same, or the proceeds of any realization upon the same that Lender in its discretion elects to effect, to the Senior Indebtedness until all Senior Indebtedness shall have been paid in full in cash, rendering any surplus to Holder. Lender will upon the full, final and indefeasible payment of the Senior Indebtedness, assign its claims for any Senior Indebtedness to Holder to the extent that such claims have been paid from proceeds of the Subordinated Claims.

Section 2.6 FREEDOM OF DEALING. Holder agrees, with respect to the Senior Indebtedness and any and all collateral therefor or guaranties thereof, that Lender may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Company and all other persons without the consent of Holder and without affecting the agreements of Holder hereunder. Without the necessity of any reservation of rights against, or any notice to, or further assent by Holder, any demand for payment of any Senior Indebtedness made by Lender may be rescinded in whole or in part by Lender and any Senior Indebtedness may be continued, Lender may exercise or refrain from exercising any rights and remedies against the Company and others, the Senior Indebtedness, or any collateral security or guaranty therefor or right of offset with respect thereto, may be extended, modified, accelerated, compromised, waived, surrendered, or released by Lender, and any agreement or instrument evidencing, securing or otherwise relating to Senior Indebtedness may be amended, modified, surrendered, released or compromised, without impairing, abridging, releasing or affecting the subordination provided for herein; such amendment or modification may include, without limitation, increasing the principal amount of, or the method of determining the rates of interest on, Senior Indebtedness above the maximum amounts stated currently in the Loan Documents. Each holder of Subordinated Claims waives any and all notice (except notices specifically provided for herein) of the creation or modification of any Senior Indebtedness and notice of or proof of reliance by Lender upon the subordination provided for herein. The Senior Indebtedness shall conclusively be deemed to have been created, contracted or incurred in reliance upon the provisions of this Subordination Agreement.

         Holder hereby consents to the collection or other disposition of the Collateral by the Lender free of any security interest, lien, claim, attachment or right of the Holder or, if Lender requests, by the Company or its successor, including a trustee in bankruptcy, and that the proceeds shall first be used to repay the Senior Indebtedness and provided further, that the security interest of the Lender shall continue in the proceeds of any such sale or in any replacement collateral, which proceeds shall be distributed in accordance with the provisions of this Debenture. The Holder agrees to take such action as the Lender may reasonably request to facilitate such collection or disposition, including, without limitation, the termination of financing statements, attachments and the like with respect to the Collateral. The Holder hereby consents to any and all dispositions of the Collateral now or hereafter made by Lender upon the Company's default or demand by the Lender as to any Senior Indebtedness (including without limitation the compromise of any accounts or claims of the Company). Notwithstanding anything to the contrary contained in this Debenture or in the Loan Documents or the documents evidencing and securing the Subordinated Claims, Lender and Holder agree that in the event the Company requests permission to sell, transfer or dispose of any Collateral and Lender approves such a request, the Holder will consent to the sale transfer or disposition of such Collateral.

Section 2.7 NO LIENS. Holder shall not acquire by subrogation, contract or otherwise any lien, attachment, security interest, right or claim upon or other estate, right or interest in the Collateral described in the Loan Documents or against the Company (including, without limitation, any such lien, estate, right of interest which may arise with respect to any taxes, assessments or other governmental charges) provided, however, that following the indefeasible payment in full in cash of the Senior Indebtedness, Subordinated Creditor shall have a right of subrogation.

Section 2.8 TERMINATION; FINAL PAYMENT. This Debenture shall continue in full force and effect, and the obligations and agreements of Holder and the Company hereunder shall continue to be fully operative, until all of the Senior Indebtedness shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final, indefeasible and not avoidable and the Lender has no further obligation to extend any further credit to the Company. To the extent that the Company makes any payment on the Senior Indebtedness that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Indebtedness that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from Lender, an Event of Default shall be deemed to have existed and to be continuing from the date of Lender's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to Lender. During any continuance of any such Event of Default, this Debenture shall be in full force and effect with respect to the Subordinated Claims. To the extent that Holder has received any payments with respect to any of the Subordinated Claims subsequent to the date of Lender's initial receipt of such Voided Payment, Holder shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of Lender and Holder hereby agrees to pay to Lender, upon demand, the full amount so received by Holder during such period of time to the extent necessary to fully restore to Lender the amount of such Voided Payment.

Section 2.9 PRIORITY OF PERFECTION; FURTHER ASSURANCES. The Senior Indebtedness, and any and all other documents and instruments evidencing or creating the Senior Indebtedness and all mortgages,

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security agreements, pledges and other collateral securing the Senior
Indebtedness shall be senior to the Subordinated Claims and this Debenture irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statement or continuation statement relating to any thereof. Except as otherwise permitted by Lender, this Debenture shall specifically state that a copy of this Debenture is on file with the Company and Lender and is available for inspection at the Company's and Lender's offices. Holder hereby agrees to execute such other documents or instruments as may be requested by Lender further to evidence, or evidence of record, the agreement of Holder herein contained or to perfect or preserve the rights of Lender hereunder.

Section 2.10 LIMITATIONS ON SALE OF SUBORDINATED CLAIMS. Holder will not sell or otherwise dispose of any of the Subordinated Claims or any of the Subordinated Loan Documents unless Holder gives Lender at least five (5) days prior written notice of any such proposed transfer stating the identity of the buyer or other transferee and providing such other information as Lender shall reasonably require. No such sale, transfer or other disposal shall be valid or binding upon Lender unless the transferee agrees in writing in form and substance satisfactory in all respects to Lender to be bound by the terms and conditions of and subject to the obligations contained in this Debenture.

Section 2.11 MODIFICATIONS. Without the consent of Lender, the holders of Subordinated Claims shall not amend, modify or supplement any provisions of this Debenture which in any way would have the effect of increasing the amount or changing the amortization of principal of, or interest on, the Subordinated Claims or would otherwise have an adverse effect on the Senior Indebtedness.

Section 2.12  OBLIGATION OF THE COMPANY UNCONDITIONAL.

         Nothing contained in this Article Two or elsewhere in this Debenture is intended to or shall impair, as between the Company and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of, and premium or interest on, this Debenture as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Holder and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights, if any, under this Article Two of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Two, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Holder, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Two.

Section 2.13  ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

         No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Holder, or by any noncompliance by the Company with the terms of this Debenture regardless of any knowledge thereof which any such Holder may have or be otherwise charged with.

                                  ARTICLE THREE
                               DEFAULT AND REMEDY

Section 3.1  EVENTS OR DEFAULT.

         An "Event of Default" shall be deemed to have occurred if:

         (i) the Company fails to pay any installment of principal of, or interest on, this Debenture when the same becomes due and payable and such failure continues for a period of five (5) days;

         (ii) at any time after the first anniversary of the Effective Date, Total Funded Indebtedness exceeds 5.5 times Consolidated EBITDA for the previous four complete fiscal quarters of the Company;

         (iii) the Company is in default in respect of more than $1,000,000 of Senior Indebtedness and such Senior Indebtedness is declared due and payable by the holder thereof prior to its scheduled maturity as a result of the default; or

         (iv) the Company shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee, or commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any such petition or application shall have been filed, or any such proceeding shall have been commenced against the Company in which an order for relief is entered or which remains undismissed for a period of 90 days or more.

Section 3.2  ACCELERATION.

         Subject to the provisions of Section 2.3, if an Event of Default under
Section 3.1 occurs and is continuing, the entire outstanding principal balance of, and all accrued and unpaid interest on, this Debenture shall become immediately due and payable at the Holder's election upon written notice from the Holder to the Company of such acceleration.

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                                  ARTICLE FOUR
                                  MISCELLANEOUS

Section 4.1       TRANSFER

         Upon surrender of this Debenture, the Holder shall have the right, at any time upon ten business days' written notice to the Company, to (i) exchange this Debenture for one or more Debentures of like tenor of lesser denominations having an aggregate value equal to that of this Debenture or (ii) transfer, sell or otherwise dispose of a Debenture to any person that the Holder may designate (or a trust for the benefit of such Holder). If, at the time of the surrender of this Debenture in connection with any transfer or exchange thereof, this Debenture shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exchange or transfer, (i) that the Holder of this Debenture furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exchange or transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the Holder execute and deliver to the Company an investment letter in form and substance acceptable to the Company. Within ten business days of receiving (i) notice of a request for exchange or transfer of this Debenture, (ii) the opinion or other documents referred to in the previous sentence, and (ii) the surrender of this Debenture, the Company shall deliver one or more Debentures issued in the names and in the amounts designated by the Holder. A late fee of $1,000 per day will be assessed against the Company for each full business day that such new Debenture or Debentures have not been received by the Holder, commencing on the tenth day after receipt of the documents described in the previous sentence.

Section 4.2       NO WAIVER.

         No failure or delay on the part of the Company or the Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Holder at law or in equity or otherwise.

Section 4.3       GOVERNING LAW.

         This Debenture shall be governed by the laws of the State of New York, without regard to its conflict of law doctrine.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed and delivered on the date set forth above by the duly authorized representative of the Company.

ATTEST:                                  Q.E.P. CO., INC.

                                         By:______________________________
                                                  Name:    Lewis Gould
                                                  Its:     President



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